Exhibit 10.3

_____________________________________________________

SECOND AMENDMENT TO LOAN AGREEMENT

VALLEY NATIONAL BANK, AS AGENT

AND

THE LENDERS NAMED HEREIN,

AS LENDERS,

AND

TRULIEVE CAPPS HIGHWAY LLC

(the "Borrower")

________________________________________________________

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment (“Amendment”) to Loan Agreement dated as of the 9th day of May, 2023 between TRULIEVE CAPPS HIGHWAY LLC, a Florida limited liability company (“Borrower”), having a mailing address of 3494 Martin Hurst Road, Tallahassee, Florida 32312, and VALLEY NATIONAL BANK, (“VNB”) a national banking organization, having an office at 1455 Valley Road, Wayne, New Jersey 07470, as administrative agent (including any of its successors and assigns, “Agent”) for VNB, individually as a Lender, and the other lenders hereto (collectively, together with such other co-lenders as may exist from time to time, “Lenders”).

WITNESSETH THAT:

WHEREAS, Borrower, Agent and Lenders duly executed and exchanged a Loan Agreement on the Closing Date, as hereinafter defined (the “Loan Agreement");

WHEREAS Borrower, Agent and Lenders entered into a Loan in the aggregate amount of $71,500,000 on the Closing Date;

WHEREAS capitalized terms used herein without definition shall have the respective meaning ascribed to such terms in the Loan Agreement, as the same may be amended hereby;

WHEREAS, Borrower, agent and Lenders entered into a First Amendment to the Loan Agreement that was effective as of December 22, 2022;

WHEREAS, Borrower, Agent and the Lenders have agreed to modify the Loan Agreement and, in furtherance thereof, Borrower, Agent, and the Lenders will be executing this Amendment and other documents and instruments in connection herewith.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Modifications to Agreement. The following referenced sections, exhibits or terms of the Loan Agreement are modified as indicated below:

The Definition of DSCR in Section 3 is deleted and the following definition is inserted in lieu thereof:

“DSCR” means, for each Testing Period, the quotient obtained by dividing (a) the sum of Net Income, Depreciation, Amortization, Interest Expense, plus, to the extent determined by the Lender in its sole discretion, other non-cash expenses and Extraordinary non-recurring expenses by (b) (i) CPLTD not including Balloon Maturities for the Testing Period, (ii) the current portion of Capital Leases plus (iii) Interest Expense.

The following definition for “Balloon Maturities” is added to Section 3 of the Loan Agreement:

“Balloon Maturities” shall mean (i) any loan or credit facility, other than the Loan, on which Borrower is obligated to pay as a borrower; and (ii) the maturity date of such loan or credit facility occurs prior to the Maturity Date of the Loan and requires Borrower to pay an amount that is greater than the previous recurring payments due thereunder.”

Section 2. Further Assurances. Borrower, FFB and Cogent shall, to the extent applicable, duly execute and deliver to Agent such documents and instruments as Agent may reasonably require in order to evidence or effectuate the modifications and amendments set forth in this Agreement.

Section 3. Agreements, Representations, etc. Borrower hereby:

(a) Agrees and acknowledges that, except as set forth in this Amendment, the Loan Agreement remains unmodified.

(b) Agrees and acknowledges that the Loan Agreement, as modified by this Amendment, is in full force and effect, and constitutes a valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

(c) Represents and warrants that all representations and warranties of Borrower set forth in the Loan Agreement, as modified by this Amendment, are true and correct in all material respects as of the date hereof and shall have the same force and effect as if made on and as of the date hereof.

(d) Represents and warrants that, as of the date hereof, there are no claims, defenses, offsets or counterclaims with respect to any of its obligations under the Loan Agreement, and to the extent any such claims, defenses, offsets or counterclaims have arisen, they are hereby waived.

(e) Represents and warrants that no Default or Event of Default has occurred and is continuing under the Loan Agreement.

(f) Represents and warrants that it has the power and requisite authority to execute and deliver this Amendment and perform its obligations under the Loan Agreement, as modified hereby, and has taken all action necessary to authorize it to execute and deliver this Amendment and perform its obligations under the Loan Agreement, as modified hereby.

(g) Represents and warrants that neither the execution and delivery of this Amendment, nor consummation of any of the transactions herein contemplated nor compliance with the terms and provisions of the Loan Agreement, as modified hereby, will contravene any provision of law, statute, rule or regulation to which it is subject, or any judgment, decree, license, order or permit applicable to it, or will conflict with or be inconsistent with, or will result in a breach of any of the terms or the covenants, conditions or provisions of, or constitute a default under, the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which it may be bound, or to which it may be subject, or violate any provision of its organizational documents.

(h) Represents and warrants that no consent, approval, authorization or order of any court or Governmental Authority or any third party is required in connection with its respective execution and delivery of this Agreement or to consummate the transactions contemplated by the Loan Agreement, as modified hereby, other than those obtained on or prior to the date hereof.

Section 4. Agreements, Representations, etc. Lenders hereby:

(a) Agree and acknowledge that, except as set forth in this Amendment, the Loan Agreement remains unmodified.

(b) Agree and acknowledge that the Loan Agreement, as modified by this Amendment, is in full force and effect, and constitutes a valid and binding obligation of each Lender, enforceable against each Lender in accordance with its terms.

(c) Represent and warrant that each Lender has the power and requisite authority to execute and deliver this Amendment and perform its obligations under the Loan Agreement, as modified hereby, and has taken all action necessary to authorize it to execute and deliver this Amendment and perform its obligations under the Loan Agreement, as modified hereby.

(d) Represent and warrant that no consent, approval, authorization or order of any court or Governmental Authority or any third party is required in connection with its respective execution and delivery of this Amendment or to consummate the transactions contemplated by the Loan Agreement, as modified hereby, other than those obtained on or prior to the date hereof.

Section 5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Florida.

Section 6. Headings. The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

Section 7. Severability. No determination by any court or governmental body that any provision of this Amendment or any amendment hereof is invalid or unenforceable in any instance will affect the validity or enforceability of (a) any other provision hereof, or (b) such provision in any circumstance not controlled by such determination. Each such provision will be valid and enforceable to the fullest extent allowed by and will be construed wherever possible as being consistent with, applicable law.

Section 8. Counterparts. This Amendment may be executed in any number counterparts, with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and constitute one agreement.

Signatures follow on Next Page

IN WITNESS WHEREOF, Borrower, Agent and Lenders have executed or caused this Amendment to be executed on the date first above written.

BORROWER:

TRULIEVE CAPPS HIGHWAY LLC

By: __/s/ Eric Powers__________________ Name: Eric Powers Title: Secretary

AGENT:

VALLEY NATIONAL BANK

By: __/s/ John Meyer__________________
Name: John Meyer
Title: Senior Vice President

LENDER:

VALLEY NATIONAL BANK

By: __/s/ John Meyer__________________
Name: John Meyer
Title: Senior Vice President

FIRST FEDERAL BANK

By: __/s/ Robert Turbeville_______________

Name: Robert Turbeville

Title: Chief Lending Officer

COGENT BANK

By: __/s/ Arutro E. Rios_______________

Name: Arturo E. Rios

Title: Senior Vice President

[Additional Signatures on Next Page

As Agreed to the Second Amendment

and Reaffirms the Guaranties

LEASE GUARANTOR:

TRULIEVE CANNABIS CORP., a British Columbia, Canadian corporation

By: __/s/ Eric Powers__________________

Name: Eric Powers

Title: Secretary

GUARANTOR:

TRULIEVE HOLDINGS, INC., a Delaware corporation

By: __/s/ Eric Powers__________________

Name: Eric Powers

Title: Secretary

TRULIEVE, INC., a Florida corporation

By: __/s/ Eric Powers__________________

Name: Eric Powers

Title: Secretary

[Acknowledgement for Borrower only follows]

STATE OF FLORIDA)

) ss.:

COUNTY OF LEON )

The foregoing instrument was acknowledged before me by means of ☑ physical presence or ☐ online notarization, this 8th day of May, 2023, by Eric Powers, as Secretary of TRULIEVE CAPPS HIGHWAY LLC, a Florida limited liability company, on behalf of said limited liability company. He is personally known to me or provided _____________ as identification.

/s/ Samantha A. Zadikow
Notary Public, State of Florida

My Commission Expires: December 26, 2025

(NOTARY SEAL)